STOCK OPTION
                                  ------------

          STOCK OPTION dated as of October 1, 1999 made by POWERCOM CONTROL SYSTEMS LTD., a company organized under the laws of Israel (the "Company"), to GEORGE MORGENSTERN (the "Optionee").

                              PRELIMINARY STATEMENT
                              ---------------------

          The Board of Directors of the Company (the "Board") has authorized the granting to Optionee of an option to purchase 62 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to the terms and conditions set forth herein.

                                      AWARD
                                      -----

          Therefore, the Company makes the following award:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth below, the Company hereby grants to Optionee the option (the "Option") to purchase from the Company up to 62 shares of Common Stock at a price per share of $160.

          2. TYPE OF OPTION. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

          3. ADJUSTMENT; ANTI-DILUTION. The number of shares to which this Option pertains and the price per share at which this Option may be exercised are subject to adjustment in the event of the contemplated merger or other reorganization (the "Merger") between the Company and Comverge Technologies, Inc. Any such adjustment shall reflect the Company's intention that the Optionee shall receive options to purchase such number of shares as will represent not less than 0.5% of the issued and outstanding stock of the Company following the Merger at an aggregate exercise price of $9,920.

          In the event that Optionee's percentage interest in the Company would be reduced below 0.5% due to the issuance of capital stock in connection with the raising by the Company of its first $15 million of equity capital, the Company will issue to the Employee additional shares of Common Stock so as to maintain Optionee's percentage interest in the Company at no less than 0.5%.

          4. TIME OF EXERCISE OF OPTION. This Option may be exercised at any time between January 1, 2000 and December 31, 2003, unless this Option has been terminated in accordance with the provisions of Paragraph 5.

          5. TERMINATION OF OPTION. This Option shall immediately terminate after December 31, 2003, or upon the earlier termination of the Optionee's employment with the Company (including, for this purpose, any affiliate of the Company), except that this Option shall continue to be exercisable, but only as to the number of shares as to which it would otherwise have been exercisable for
(x) 12 months after the date of such termination (but in no event later than December 31, 2003) if such termination was due to the death, disability of the Optionee or the involuntary termination of the Optionee's employment other than for Cause, or (y) three months after the date of such termination (but in no event later than December 31, 2003) if such termination was for any other reason.

          6. MANNER OF EXERCISE. This Option may be exercised by the delivery to the Company of a written notice signed by the Optionee in the form of Exhibit A hereto, together with either (i) full payment of the purchase price therefor in cash or by certified check payable to the order of the Company or (ii) payment of an amount no less than the aggregate par value of the stock for which the option is being exercised in cash or by certified check payable to the order of the Company and a promissory note in the amount of the remainder of the exercise price. Such promissory note shall accrue interest at a rate of 8% per annum, payable upon maturity (no more than two years following the date of exercise). The Company may require Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to delivering to Optionee any shares purchased upon exercise of this Option. This Option may not be exercised with respect to a fractional share.

          7. RESTRICTION ON TRANSFER. This Option may not be assigned or transferred except by will or the law of descent and distribution and during the Optionee's lifetime may be exercised only by Optionee.

          8. NOTICE. Any notice or communication to the Company hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the following address (or to such other address as the Company shall from time to time specify):

                          PowerCom Control Systems Ltd.
                          11 Ben Gurion Avenue
                          Givat Shmuel 54017 Israel

          IN WITNESS WHEREOF, the undersigned has executed this option as of the date and year above first written.

                                        POWERCOM CONTROL SYSTEMS LTD.

                                        By:  /s/ YACOV KAUFMAN
                                             -----------------
                                        Name:   Yacov Kaufman
                                        Title:  Chief Financial Officer

                           EXHIBIT A TO STOCK OPTION

                              OPTION EXERCISE FORM
                              --------------------



Powercom Control Systems Ltd.
11 Ben Gurion Avenue
Givat Shmuel 51905 Israel

Gentlemen:

          I hereby exercise the following portion of the stock options that have heretofore been granted to me as follows:

          Date of grant                        OCTOBER 1, 1999
                        ------------------------------------------------
          Exercise price per share                  $160
                                   -------------------------------------
          Number of options originally granted        62
                                              --------------------------
          Number of options currently held
                                           -----------------------------
          Number of options being exercised hereby
                                                   ---------------------
          In connection with this exercise [check one]:
          _____  I enclose my check in the amount of $______________
                     (total exercise price)

          _____ I enclose my check in the amount of $__________ (par value) and have executed a promissory note in favor of the Company in the amount of $_______________.

          I hereby agree to execute whatever other documents are necessary in order to comply with any applicable legal requirements in connection with the issuance of the stock to me.


----------------------------------          -----------------------------------
Optionee (Signature)                        Social Security Number

GEORGE MORGENSTERN
----------------------------------          -----------------------------------
Please print name

----------------------------------          -----------------------------------
Date                                        Address

                                 PROMISSORY NOTE
                                 ---------------


$9,920.00                                                        January 3, 2000



          GEORGE MORGENSTERN (herein called the "Payor"), for value received, HEREBY PROMISES TO PAY to the order of COMVERGE TECHNOLOGIES, INC., a Delaware corporation (the "Payee"), the principal amount of Nine Thousand Nine Hundred Twenty Dollars ($9,920.00), payable on January 3, 2002, with interest thereon from the date hereof at the rate of 8% per annum (subject to prepayment in whole or part as provided below), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of private debts. Payment shall be made at the offices of the Payee at 23 Vreeland Road, Suite 160, Florham Park, NJ 07932.

          The Payor shall have the right to prepay the Note in whole or in part, without premium or penalty.

          This Note is delivered pursuant to and is subject to the provisions of the Stock Option of Powercom Control Systems Ltd. dated as of October 1, 1999.


                                                 /s/ GEORGE MORGENSTERN
                                                 ----------------------
                                                 George Morgenstern

                                  STOCK OPTION
                                  ------------


          STOCK OPTION dated as of October 1, 1999 made by POWERCOM CONTROL SYSTEMS LTD., a company organized under the laws of Israel (the "Company"), to YACOV KAUFMAN (the "Optionee").

                              PRELIMINARY STATEMENT
                              ---------------------

          The Board of Directors of the Company (the "Board") has authorized the granting to Optionee of an option to purchase 62 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to the terms and conditions set forth herein.

                                      AWARD
                                      -----

          Therefore, the Company makes the following award:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth below, the Company hereby grants to Optionee the option (the "Option") to purchase from the Company up to 62 shares of Common Stock at a price per share of $160.

          2. TYPE OF OPTION. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

          3. ADJUSTMENT; ANTI-DILUTION. The number of shares to which this Option pertains and the price per share at which this Option may be exercised are subject to adjustment in the event of the contemplated merger or other reorganization (the "Merger") between the Company and Comverge Technologies, Inc. Any such adjustment shall reflect the Company's intention that the Optionee shall receive options to purchase such number of shares as will represent not less than 0.5% of the issued and outstanding stock of the Company following the Merger at an aggregate exercise price of $9,920.

          In the event that Optionee's percentage interest in the Company would be reduced below 0.5% due to the issuance of capital stock in connection with the raising by the Company of its first $15 million of equity capital, the Company will issue to the Employee additional shares of Common Stock so as to maintain Optionee's percentage interest in the Company at no less than 0.5%.

          4. TIME OF EXERCISE OF OPTION. This Option may be exercised at any time between January 1, 2000 and December 31, 2003, unless this Option has been terminated in accordance with the provisions of Paragraph 5.

          5. TERMINATION OF OPTION. This Option shall immediately terminate after December 31, 2003, or upon the earlier termination of the Optionee's employment with the Company (including, for this purpose, any affiliate of the Company), except that this Option shall continue to be exercisable, but only as to the number of shares as to which it would otherwise have been exercisable for
(x) 12 months after the date of such termination (but in no event later than December 31, 2003) if such termination was due to the death, disability of the Optionee or the involuntary termination of the Optionee's employment other than for Cause, or (y) three months after the date of such termination (but in no event later than December 31, 2003) if such termination was for any other reason.

          6. MANNER OF EXERCISE. This Option may be exercised by the delivery to the Company of a written notice signed by the Optionee in the form of Exhibit A hereto, together with either (i) full payment of the purchase price therefor in cash or by certified check payable to the order of the Company or (ii) payment of an amount no less than the aggregate par value of the stock for which the option is being exercised in cash or by certified check payable to the order of the Company and a promissory note in the amount of the remainder of the exercise price. Such promissory note shall accrue interest at a rate of 8% per annum, payable upon maturity (no more than two years following the date of exercise). The Company may require Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to delivering to Optionee any shares purchased upon exercise of this Option. This Option may not be exercised with respect to a fractional share.

          7. RESTRICTION ON TRANSFER. This Option may not be assigned or transferred except by will or the law of descent and distribution and during the Optionee's lifetime may be exercised only by Optionee.

          8. NOTICE. Any notice or communication to the Company hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the following address (or to such other address as the Company shall from time to time specify):

                          PowerCom Control Systems Ltd.
                          11 Ben Gurion Avenue
                          Givat Shmuel 54017 Israel

          IN WITNESS WHEREOF, the undersigned has executed this option as of the date and year above first written.

                                         POWERCOM CONTROL SYSTEMS LTD.


                                         By:    /s/ GEORGE MORGENSTERN
                                                ----------------------
                                         Name:  George Morgenstern
                                         Title: Chief Executive Officer

                           EXHIBIT A TO STOCK OPTION
                              OPTION EXERCISE FORM


Powercom Control Systems Ltd.
11 Ben Gurion Avenue
Givat Shmuel 51905 Israel

Gentlemen:

          I hereby exercise the following portion of the stock options that have heretofore been granted to me as follows:

          Date of grant                                    OCTOBER 1, 1999
                                                      --------------------------
          Exercise price per share                               $160
                                                      --------------------------
          Number of options originally granted                     62
                                                      --------------------------
          Number of options currently held
                                                      --------------------------
          Number of options being exercised hereby
                                                      --------------------------
          In connection with this exercise [check one]:
          _____   I enclose my check in the amount of $_________________
                  (total exercise price)
          _____ I enclose my check in the amount of $__________ (par value) and have executed a promissory note in favor of the Company in the amount of $_______________.

          I hereby agree to execute whatever other documents are necessary in order to comply with any applicable legal requirements in connection with the issuance of the stock to me.


-----------------------------------          -----------------------------------
Optionee (Signature)                         Social Security Number

YACOV KAUFMAN
-----------------------------------          -----------------------------------
Please print name

-----------------------------------          -----------------------------------
Date                                         Address

                                 PROMISSORY NOTE
                                 ---------------


$9,920.00                                                        January 3, 2000



          YACOV KAUFMAN (herein called the "Payor"), for value received, HEREBY PROMISES TO PAY to the order of COMVERGE TECHNOLOGIES, INC., a Delaware corporation (the "Payee"), the principal amount of Nine Thousand Nine Hundred Twenty Dollars ($9,920.00), payable on January 3, 2002, with interest thereon from the date hereof at the rate of 8% per annum (subject to prepayment in whole or part as provided below), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of private debts. Payment shall be made at the offices of the Payee at 23 Vreeland Road, Suite 160, Florham Park, NJ 07932.

          The Payor shall have the right to prepay the Note in whole or in part, without premium or penalty.

          This Note is delivered pursuant to and is subject to the provisions of the Stock Option of Powercom Control Systems Ltd. dated as of October 1, 1999.


                                                /s/ YACOV KAUFMAN
                                                -----------------
                                                Yacov Kaufman

                                  STOCK OPTION
                                  ------------

          STOCK OPTION dated as of October 1, 1999 made by POWERCOM CONTROL SYSTEMS LTD., a company organized under the laws of Israel (the "Company"), to HARVEY EISENBERGER (the "Optionee").

                              PRELIMINARY STATEMENT
                              ---------------------

          The Board of Directors of the Company (the "Board") has authorized the granting to Optionee of an option to purchase 62 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to the terms and conditions set forth herein.

                                      AWARD
                                      -----

          Therefore, the Company makes the following award:

          1. GRANT OF OPTION. Subject to the terms and conditions set forth below, the Company hereby grants to Optionee the option (the "Option") to purchase from the Company up to 62 shares of Common Stock at a price per share of $160.

          2. TYPE OF OPTION. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

          3. ADJUSTMENT; ANTI-DILUTION. The number of shares to which this Option pertains and the price per share at which this Option may be exercised are subject to adjustment in the event of the contemplated merger or other reorganization (the "Merger") between the Company and Comverge Technologies, Inc. Any such adjustment shall reflect the Company's intention that the Optionee shall receive options to purchase such number of shares as will represent not less than 0.5% of the issued and outstanding stock of the Company following the Merger at an aggregate exercise price of $9,920.

          In the event that Optionee's percentage interest in the Company would be reduced below 0.5% due to the issuance of capital stock in connection with the raising by the Company of its first $15 million of equity capital, the Company will issue to the Employee additional shares of Common Stock so as to maintain Optionee's percentage interest in the Company at no less than 0.5%.

          4. TIME OF EXERCISE OF OPTION. This Option may be exercised at any time between January 1, 2000 and December 31, 2003, unless this Option has been terminated in accordance with the provisions of Paragraph 5.

          5. TERMINATION OF OPTION. This Option shall immediately terminate after December 31, 2003, or upon the earlier termination of the Optionee's employment with the Company (including, for this purpose, any affiliate of the Company), except that this Option shall continue to be exercisable, but only as to the number of shares as to which it would otherwise have been exercisable for
(x) 12 months after the date of such termination (but in no event later than December 31, 2003) if such termination was due to the death, disability of the Optionee or the involuntary termination of the Optionee's employment other than for Cause, or (y) three months after the date of such termination (but in no event later than December 31, 2003) if such termination was for any other reason.

          6. MANNER OF EXERCISE. This Option may be exercised by the delivery to the Company of a written notice signed by the Optionee in the form of Exhibit A hereto, together with either (i) full payment of the purchase price therefor in cash or by certified check payable to the order of the Company or (ii) payment of an amount no less than the aggregate par value of the stock for which the option is being exercised in cash or by certified check payable to the order of the Company and a promissory note in the amount of the remainder of the exercise price. Such promissory note shall accrue interest at a rate of 8% per annum, payable upon maturity (no more than two years following the date of exercise). The Company may require Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to delivering to Optionee any shares purchased upon exercise of this Option. This Option may not be exercised with respect to a fractional share.

          7. RESTRICTION ON TRANSFER. This Option may not be assigned or transferred except by will or the law of descent and distribution and during the Optionee's lifetime may be exercised only by Optionee.

          8. NOTICE. Any notice or communication to the Company hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the following address (or to such other address as the Company shall from time to time specify):

                          PowerCom Control Systems Ltd.
                          11 Ben Gurion Avenue
                          Givat Shmuel 54017 Israel

          IN WITNESS WHEREOF, the undersigned has executed this option as of the date and year above first written.

                                           POWERCOM CONTROL SYSTEMS LTD.

                                           By: /s/ YACOV KAUFMAN
                                               -----------------
                                           Name:   Yacov Kaufman
                                           Title:  Chief Financial Officer

                            EXHIBIT A TO STOCK OPTION

                              OPTION EXERCISE FORM
                              --------------------



Powercom Control Systems Ltd.
11 Ben Gurion Avenue
Givat Shmuel 51905 Israel

Gentlemen:

          I hereby exercise the following portion of the stock options that have heretofore been granted to me as follows:

                  Date of grant                       OCTOBER 1, 1999
                                ------------------------------------------------
                  Exercise price per share                  $160
                                           -------------------------------------
                  Number of options originally granted        62
                                                      --------------------------
                  Number of options currently held
                                                   -----------------------------
                  Number of options being exercised hereby
                                                           ---------------------
                  In connection with this exercise [check one]:
                  _____ I enclose my check in the amount of $______________ (total exercise price)
                  _____ I enclose my check in the amount of $______________ (par value) and have executed a promissory note in favor of the Company in the amount of $_______________.

          I hereby agree to execute whatever other documents are necessary in order to comply with any applicable legal requirements in connection with the issuance of the stock to me.


-----------------------------------          -----------------------------------
Optionee (Signature)                         Social Security Number

HARVEY EISENBERGER
-----------------------------------          -----------------------------------
Please print name

-----------------------------------          -----------------------------------
Date                                         Address

                                 PROMISSORY NOTE
                                 ---------------


$9,920.00                                                        January 3, 2000



          HARVEY EISENBERGER (herein called the "Payor"), for value received, HEREBY PROMISES TO PAY to the order of COMVERGE TECHNOLOGIES, INC., a Delaware corporation (the "Payee"), the principal amount of Nine Thousand Nine Hundred Twenty Dollars ($9,920.00), payable on January 3, 2002, with interest thereon from the date hereof at the rate of 8% per annum (subject to prepayment in whole or part as provided below), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of private debts. Payment shall be made at the offices of the Payee at 23 Vreeland Road, Suite 160, Florham Park, NJ 07932.

          The Payor shall have the right to prepay the Note in whole or in part, without premium or penalty.

          This Note is delivered pursuant to and is subject to the provisions of the Stock Option of Powercom Control Systems Ltd. dated as of October 1, 1999.


                                                 /s/ HARVEY EISENBERGER
                                                 ----------------------
                                                 Harvey Eisenberger